EXHIBIT 99.1

  ---------------------------------------------------------------  -----------------------------------------------------------------
                         Prepay Penalties                                  GS Prepay Curves for loans w/o prepay penalties
  ---------------------------------------------------------------  -----------------------------------------------------------------

         CPR                    CPR                    CPR               CPR                     CPR                      CPR
   Month      2/28        Month      3/27        Month      Fixed  Month      228.0        Month       327          Month       FRM
  ----------------       ----------------       -----------------  -----------------       -----------------        ----------------
      1       10.0           1       10.0           1        3.0      1           5           1           5            1           5
      2       12.0           2       12.0           2        5.0      2        7.27           2        7.27            2        6.82
      3       13.0           3       13.0           3        7.0      3        9.55           3        9.55            3        8.64
      4       14.0           4       14.0           4        9.0      4       11.82           4       11.82            4       10.45
      5       15.0           5       15.0           5       11.0      5       14.09           5       14.09            5       12.27
      6       18.0           6       18.0           6       13.0      6       16.36           6       16.36            6       14.09
      7       20.0           7       20.0           7       15.0      7       18.64           7       18.64            7       15.91
      8       22.0           8       22.0           8       17.0      8       20.91           8       20.91            8       17.73
      9       23.0           9       23.0           9       19.0      9       23.18           9       23.18            9       19.55
     10       25.0          10       25.0          10       21.0     10       25.45          10       25.45           10       21.36
     11       30.0          11       30.0          11       23.0     11       27.73          11       27.73           11       23.18
     12       30.0          12       30.0          12       23.0     12          30          12          30           12          25
     13       30.0          13       30.0          13       23.0     13          30          13          30           13          25
     14       40.0          14       30.0          14       23.0     14          30          14          30           14          25
     15       40.0          15       30.0          15       23.0     15          30          15          30           15          25
     16       40.0          16       30.0          16       23.0     16          30          16          30           16          25
     17       40.0          17       30.0          17       23.0     17          30          17          30           17          25
     18       40.0          18       30.0          18       23.0     18          30          18          30           18          25
     19       40.0          19       40.0          19       23.0     19          30          19          30           19          25
     20       60.0          20       40.0          20       23.0     20          30          20          30           20          25
     21       60.0          21       40.0          21       23.0     21          30          21          30           21          25
     22       60.0          22       40.0          22       23.0     22          30          22          30           22          25
     23       70.0          23       40.0          23       23.0     23          30          23          30           23          25
     24       70.0          24       40.0          24       23.0     24          30          24          30           24          25
     25       70.0          25       40.0          25       23.0     25          65          25          30           25          25
     26       70.0          26       40.0          26       23.0     26          65          26          30           26          25
     27       70.0          27       60.0          27       23.0     27          65          27          30           27          25
     28       70.0          28       60.0          28       23.0     28          65          28          30           28          25
     29       50.0          29       60.0          29       23.0     29          65          29          30           29          25
     30       50.0          30       60.0          30       23.0     30          65          30          30           30          25
     31       50.0          31       60.0          31       23.0     31          40          31          30           31          25
     32       50.0          32       60.0          32       23.0     32          40          32          30           32          25
     33       50.0          33       60.0          33       23.0     33          40          33          30           33          25
     34       50.0          34       70.0          34       23.0     34          40          34          30           34          25
     35       40.0          35       70.0          35       23.0     35          40          35          30           35          25
     36       40.0          36       70.0          36       23.0     36          40          36          30           36          25
     37       40.0          37       70.0          37       23.0     37          40          37          65           37          25
     38       30.0          38       70.0          38       23.0     38          40          38          65           38          25
     39       30.0          39       70.0          39       23.0     39          40          39          65           39          25
     40       30.0          40       50.0          40       23.0     40          40          40          65           40          25
     41       30.0          41       50.0          41       23.0     41          40          41          65           41          25
     42       30.0          42       50.0          42       23.0     42          40          42          65           42          25
     43       30.0          43       50.0          43       23.0     43          40          43          40           43          25
     44       30.0          44       50.0          44       23.0     44          40          44          40           44          25
     45       30.0          45       50.0          45       23.0     45          40          45          40           45          25
     46       30.0          46       40.0          46       23.0     46          40          46          40           46          25
     47       30.0          47       40.0          47       23.0     47          40          47          40           47          25
     48       30.0          48       40.0          48       23.0     48          40          48          40           48          25
     49       30.0          49       30.0          49       23.0     49          40          49          40           49          25
     50       30.0          50       30.0          50       23.0     50          40          50          40           50          25
     51       30.0          51       30.0          51       23.0     51          40          51          40           51          25
     52       30.0          52       30.0          52       23.0     52          40          52          40           52          25
  53+         30.0         53+       30.0         53+       23.0    53+          40         53+          40          53+          25
-------                  -----                  -----             -----                   -----                    -----



             Fwd Libor                 Fwd + 200 immediate       Fwd + 200 delay

mth          1 mth         6mth        1 mth         6mth        1 mth         6mth
         1       1.1000       1.3126       3.1000       3.3126       1.1000       1.3126
         2       1.1562       1.4139       3.1562       3.4139       1.1562       1.4139
         3       1.2384       1.5414       3.2384       3.5414       1.2384       1.5414
         4       1.3290       1.6593       3.3290       3.6593       1.3290       1.6593
         5       1.4611       1.8031       3.4611       3.8031       1.4611       1.8031
         6       1.5780       1.9430       3.5780       3.9430       3.5780       3.9430
         7       1.7046       2.0783       3.7046       4.0783       3.7046       4.0783
         8       1.8627       2.2261       3.8627       4.2261       3.8627       4.2261
         9       2.0079       2.3833       4.0079       4.3833       4.0079       4.3833
        10       2.1529       2.5227       4.1529       4.5227       4.1529       4.5227
        11       2.3025       2.6776       4.3025       4.6776       4.3025       4.6776
        12       2.4378       2.8180       4.4378       4.8180       4.4378       4.8180
        13       2.5767       2.9489       4.5767       4.9489       4.5767       4.9489
        14       2.7280       3.0853       4.7280       5.0853       4.7280       5.0853
        15       2.8810       3.2123       4.8810       5.2123       4.8810       5.2123
        16       3.0158       3.3328       5.0158       5.3328       5.0158       5.3328
        17       3.1348       3.4467       5.1348       5.4467       5.1348       5.4467
        18       3.2500       3.5507       5.2500       5.5507       5.2500       5.5507
        19       3.3664       3.6550       5.3664       5.6550       5.3664       5.6550
        20       3.4751       3.7600       5.4751       5.7600       5.4751       5.7600
        21       3.6351       3.8548       5.6351       5.8548       5.6351       5.8548
        22       3.6735       3.9317       5.6735       5.9317       5.6735       5.9317
        23       3.7725       4.0244       5.7725       6.0244       5.7725       6.0244
        24       3.8736       4.0980       5.8736       6.0980       5.8736       6.0980
        25       3.9599       4.1703       5.9599       6.1703       5.9599       6.1703
        26       4.0243       4.2409       6.0243       6.2409       6.0243       6.2409
        27       4.0968       4.3082       6.0968       6.3082       6.0968       6.3082
        28       4.1758       4.3711       6.1758       6.3711       6.1758       6.3711
        29       4.2452       4.4333       6.2452       6.4333       6.2452       6.4333
        30       4.3075       4.4831       6.3075       6.4831       6.3075       6.4831
        31       4.3693       4.5328       6.3693       6.5328       6.3693       6.5328
        32       4.4252       4.5839       6.4252       6.5839       6.4252       6.5839
        33       4.4752       4.6294       6.4752       6.6294       6.4752       6.6294
        34       4.5215       4.6784       6.5215       6.6784       6.5215       6.6784
        35       4.5608       4.7328       6.5608       6.7328       6.5608       6.7328
        36       4.5972       4.7825       6.5972       6.7825       6.5972       6.7825
        37       4.6494       4.8367       6.6494       6.8367       6.6494       6.8367
        38       4.7091       4.8925       6.7091       6.8925       6.7091       6.8925
        39       4.7647       4.9419       6.7647       6.9419       6.7647       6.9419
        40       4.8218       4.9899       6.8218       6.9899       6.8218       6.9899
        41       4.8723       5.0326       6.8723       7.0326       6.8723       7.0326
        42       4.9185       5.0702       6.9185       7.0702       6.9185       7.0702
        43       4.9628       5.1085       6.9628       7.1085       6.9628       7.1085
        44       5.0041       5.1421       7.0041       7.1421       7.0041       7.1421
        45       5.0427       5.1779       7.0427       7.1779       7.0427       7.1779
        46       5.0751       5.2174       7.0751       7.2174       7.0751       7.2174
        47       5.1038       5.2544       7.1038       7.2544       7.1038       7.2544
        48       5.1323       5.2947       7.1323       7.2947       7.1323       7.2947
        49       5.1683       5.3374       7.1683       7.3374       7.1683       7.3374
        50       5.2157       5.3767       7.2157       7.3767       7.2157       7.3767
        51       5.2622       5.4154       7.2622       7.4154       7.2622       7.4154
        52       5.3023       5.4461       7.3023       7.4461       7.3023       7.4461
        53       5.3401       5.4753       7.3401       7.4753       7.3401       7.4753
        54       5.3745       5.4986       7.3745       7.4986       7.3745       7.4986
        55       5.4043       5.5211       7.4043       7.5211       7.4043       7.5211
        56       5.4327       5.5396       7.4327       7.5396       7.4327       7.5396
        57       5.4533       5.5594       7.4533       7.5594       7.4533       7.5594
        58       5.4728       5.5805       7.4728       7.5805       7.4728       7.5805
        59       5.4865       5.6013       7.4865       7.6013       7.4865       7.6013
        60       5.4997       5.6263       7.4997       7.6263       7.4997       7.6263
        61       5.5171       5.6485       7.5171       7.6485       7.5171       7.6485
        62       5.5454       5.6742       7.5454       7.6742       7.5454       7.6742
        63       5.5722       5.6982       7.5722       7.6982       7.5722       7.6982
        64       5.5965       5.7174       7.5965       7.7174       7.5965       7.7174
        65       5.6217       5.7374       7.6217       7.7374       7.6217       7.7374
        66       5.6410       5.7531       7.6410       7.7531       7.6410       7.7531
        67       5.6623       5.7702       7.6623       7.7702       7.6623       7.7702
        68       5.6814       5.7854       7.6814       7.7854       7.6814       7.7854
        69       5.6960       5.8038       7.6960       7.8038       7.6960       7.8038
        70       5.7118       5.8199       7.7118       7.8199       7.7118       7.8199
        71       5.7235       5.8385       7.7235       7.8385       7.7235       7.8385
        72       5.7363       5.8589       7.7363       7.8589       7.7363       7.8589
        73       5.7535       5.8770       7.7535       7.8770       7.7535       7.8770
        74       5.7789       5.8959       7.7789       7.8959       7.7789       7.8959
        75       5.7977       5.9135       7.7977       7.9135       7.7977       7.9135
        76       5.8175       5.9265       7.8175       7.9265       7.8175       7.9265
        77       5.8356       5.9400       7.8356       7.9400       7.8356       7.9400
        78       5.8490       5.9480       7.8490       7.9480       7.8490       7.9480
        79       5.8626       5.9554       7.8626       7.9554       7.8626       7.9554
        80       5.8747       5.9612       7.8747       7.9612       7.8747       7.9612
        81       5.8809       5.9667       7.8809       7.9667       7.8809       7.9667
        82       5.8897       5.9722       7.8897       7.9722       7.8897       7.9722
        83       5.8918       5.9772       7.8918       7.9772       7.8918       7.9772
        84       5.8944       5.9851       7.8944       7.9851       7.8944       7.9851
        85       5.8986       5.9931       7.8986       7.9931       7.8986       7.9931
        86       5.9065       6.0037       7.9065       8.0037       7.9065       8.0037
        87       5.9126       6.0125       7.9126       8.0125       7.9126       8.0125
        88       5.9218       6.0223       7.9218       8.0223       7.9218       8.0223
        89       5.9309       6.0342       7.9309       8.0342       7.9309       8.0342
        90       5.9401       6.0440       7.9401       8.0440       7.9401       8.0440
        91       5.9523       6.0570       7.9523       8.0570       7.9523       8.0570
        92       5.9623       6.0712       7.9623       8.0712       7.9623       8.0712
        93       5.9733       6.0832       7.9733       8.0832       7.9733       8.0832
        94       5.9873       6.0971       7.9873       8.0971       7.9873       8.0971
        95       5.9983       6.1124       7.9983       8.1124       7.9983       8.1124
        96       6.0133       6.1257       8.0133       8.1257       8.0133       8.1257
        97       6.0293       6.1384       8.0293       8.1384       8.0293       8.1384
        98       6.0406       6.1507       8.0406       8.1507       8.0406       8.1507
        99       6.0543       6.1638       8.0543       8.1638       8.0543       8.1638
       100       6.0688       6.1764       8.0688       8.1764       8.0688       8.1764
       101       6.0790       6.1853       8.0790       8.1853       8.0790       8.1853
       102       6.0906       6.1942       8.0906       8.1942       8.0906       8.1942
       103       6.1019       6.2042       8.1019       8.2042       8.1019       8.2042
       104       6.1122       6.2140       8.1122       8.2140       8.1122       8.2140
       105       6.1226       6.2213       8.1226       8.2213       8.1226       8.2213
       106       6.1299       6.2288       8.1299       8.2288       8.1299       8.2288
       107       6.1372       6.2388       8.1372       8.2388       8.1372       8.2388
       108       6.1462       6.2482       8.1462       8.2482       8.1462       8.2482
       109       6.1544       6.2582       8.1544       8.2582       8.1544       8.2582
       110       6.1609       6.2663       8.1609       8.2663       8.1609       8.2663
       111       6.1697       6.2777       8.1697       8.2777       8.1697       8.2777
       112       6.1801       6.2893       8.1801       8.2893       8.1801       8.2893
       113       6.1891       6.3000       8.1891       8.3000       8.1891       8.3000
       114       6.2007       6.3105       8.2007       8.3105       8.2007       8.3105
       115       6.2102       6.3248       8.2102       8.3248       8.2102       8.3248
       116       6.2227       6.3377       8.2227       8.3377       8.2227       8.3377
       117       6.2352       6.3514       8.2352       8.3514       8.2352       8.3514
       118       6.2475       6.3671       8.2475       8.3671       8.2475       8.3671
       119       6.2592       6.3808       8.2592       8.3808       8.2592       8.3808
       120       6.2760       6.3966       8.2760       8.3966       8.2760       8.3966
       121       6.2892       6.4103       8.2892       8.4103       8.2892       8.4103
       122       6.3047       6.4238       8.3047       8.4238       8.3047       8.4238
       123       6.3206       6.4359       8.3206       8.4359       8.3206       8.4359
       124       6.3324       6.4471       8.3324       8.4471       8.3324       8.4471
       125       6.3458       6.4584       8.3458       8.4584       8.3458       8.4584
       126       6.3576       6.4657       8.3576       8.4657       8.3576       8.4657
       127       6.3675       6.4749       8.3675       8.4749       8.3675       8.4749
       128       6.3770       6.4819       8.3770       8.4819       8.3770       8.4819
       129       6.3861       6.4905       8.3861       8.4905       8.3861       8.4905
       130       6.3938       6.4988       8.3938       8.4988       8.3938       8.4988
       131       6.3985       6.5067       8.3985       8.5067       8.3985       8.5067
       132       6.4064       6.5186       8.4064       8.5186       8.4064       8.5186
       133       6.4124       6.5254       8.4124       8.5254       8.4124       8.5254
       134       6.4238       6.5365       8.4238       8.5365       8.4238       8.5365
       135       6.4338       6.5454       8.4338       8.5454       8.4338       8.5454
       136       6.4426       6.5523       8.4426       8.5523       8.4426       8.5523
       137       6.4534       6.5606       8.4534       8.5606       8.4534       8.5606
       138       6.4588       6.5669       8.4588       8.5669       8.4588       8.5669
       139       6.4687       6.5737       8.4687       8.5737       8.4687       8.5737
       140       6.4756       6.5791       8.4756       8.5791       8.4756       8.5791
       141       6.4810       6.5867       8.4810       8.5867       8.4810       8.5867
       142       6.4882       6.5935       8.4882       8.5935       8.4882       8.5935
       143       6.4939       6.6009       8.4939       8.6009       8.4939       8.6009
       144       6.4978       6.6086       8.4978       8.6086       8.4978       8.6086
       145       6.5053       6.6166       8.5053       8.6166       8.5053       8.6166
       146       6.5156       6.6261       8.5156       8.6261       8.5156       8.6261
       147       6.5221       6.6310       8.5221       8.6310       8.5221       8.6310
       148       6.5307       6.6374       8.5307       8.6374       8.5307       8.6374
       149       6.5377       6.6434       8.5377       8.6434       8.5377       8.6434
       150       6.5433       6.6461       8.5433       8.6461       8.5433       8.6461
       151       6.5507       6.6498       8.5507       8.6498       8.5507       8.6498
       152       6.5532       6.6519       8.5532       8.6519       8.5532       8.6519
       153       6.5577       6.6575       8.5577       8.6575       8.5577       8.6575
       154       6.5624       6.6622       8.5624       8.6622       8.5624       8.6622
       155       6.5626       6.6683       8.5626       8.6683       8.5626       8.6683
       156       6.5657       6.6740       8.5657       8.6740       8.5657       8.6740
       157       6.5708       6.6795       8.5708       8.6795       8.5708       8.6795
       158       6.5793       6.6858       8.5793       8.6858       8.5793       8.6858
       159       6.5855       6.6883       8.5855       8.6883       8.5855       8.6883
       160       6.5929       6.6913       8.5929       8.6913       8.5929       8.6913
       161       6.5948       6.6914       8.5948       8.6914       8.5948       8.6914
       162       6.5983       6.6907       8.5983       8.6907       8.5983       8.6907
       163       6.6013       6.6900       8.6013       8.6900       8.6013       8.6900
       164       6.6001       6.6888       8.6001       8.6888       8.6001       8.6888
       165       6.6006       6.6869       8.6006       8.6869       8.6006       8.6869
       166       6.5987       6.6853       8.5987       8.6853       8.5987       8.6853
       167       6.5938       6.6860       8.5938       8.6860       8.5938       8.6860
       168       6.5915       6.6865       8.5915       8.6865       8.5915       8.6865
       169       6.5919       6.6862       8.5919       8.6862       8.5919       8.6862
       170       6.5916       6.6850       8.5916       8.6850       8.5916       8.6850
       171       6.5943       6.6857       8.5943       8.6857       8.5943       8.6857
       172       6.5967       6.6845       8.5967       8.6845       8.5967       8.6845
       173       6.5937       6.6787       8.5937       8.6787       8.5937       8.6787
       174       6.5927       6.6739       8.5927       8.6739       8.5927       8.6739
       175       6.5905       6.6689       8.5905       8.6689       8.5905       8.6689
       176       6.5866       6.6634       8.5866       8.6634       8.5866       8.6634
       177       6.5821       6.6566       8.5821       8.6566       8.5821       8.6566
       178       6.5743       6.6503       8.5743       8.6503       8.5743       8.6503
       179       6.5671       6.6473       8.5671       8.6473       8.5671       8.6473
       180       6.5610       6.6458       8.5610       8.6458       8.5610       8.6458
       181       6.5564       6.6439       8.5564       8.6439       8.5564       8.6439
       182       6.5531       6.6401       8.5531       8.6401       8.5531       8.6401
       183       6.5521       6.6385       8.5521       8.6385       8.5521       8.6385
       184       6.5508       6.6373       8.5508       8.6373       8.5508       8.6373
       185       6.5487       6.6340       8.5487       8.6340       8.5487       8.6340
       186       6.5470       6.6301       8.5470       8.6301       8.5470       8.6301
       187       6.5427       6.6269       8.5427       8.6269       8.5427       8.6269
       188       6.5408       6.6238       8.5408       8.6238       8.5408       8.6238
       189       6.5391       6.6210       8.5391       8.6210       8.5391       8.6210
       190       6.5348       6.6167       8.5348       8.6167       8.5348       8.6167
       191       6.5311       6.6129       8.5311       8.6129       8.5311       8.6129
       192       6.5294       6.6112       8.5294       8.6112       8.5294       8.6112
       193       6.5241       6.6047       8.5241       8.6047       8.5241       8.6047
       194       6.5215       6.6021       8.5215       8.6021       8.5215       8.6021
       195       6.5174       6.5974       8.5174       8.5974       8.5174       8.5974
       196       6.5126       6.5915       8.5126       8.5915       8.5126       8.5915
       197       6.5099       6.5870       8.5099       8.5870       8.5099       8.5870
       198       6.5023       6.5789       8.5023       8.5789       8.5023       8.5789
       199       6.5000       6.5754       8.5000       8.5754       8.5000       8.5754
       200       6.4943       6.5685       8.4943       8.5685       8.4943       8.5685
       201       6.4880       6.5636       8.4880       8.5636       8.4880       8.5636
       202       6.4839       6.5574       8.4839       8.5574       8.4839       8.5574
       203       6.4768       6.5511       8.4768       8.5511       8.4768       8.5511
       204       6.4730       6.5472       8.4730       8.5472       8.4730       8.5472
       205       6.4665       6.5395       8.4665       8.5395       8.4665       8.5395
       206       6.4619       6.5333       8.4619       8.5333       8.4619       8.5333
       207       6.4526       6.5248       8.4526       8.5248       8.4526       8.5248
       208       6.4481       6.5191       8.4481       8.5191       8.4481       8.5191
       209       6.4417       6.5125       8.4417       8.5125       8.4417       8.5125
       210       6.4331       6.5027       8.4331       8.5027       8.4331       8.5027
       211       6.4272       6.4953       8.4272       8.4953       8.4272       8.4953
       212       6.4198       6.4867       8.4198       8.4867       8.4198       8.4867
       213       6.4118       6.4788       8.4118       8.4788       8.4118       8.4788
       214       6.4055       6.4702       8.4055       8.4702       8.4055       8.4702
       215       6.3948       6.4600       8.3948       8.4600       8.3948       8.4600
       216       6.3878       6.4532       8.3878       8.4532       8.3878       8.4532
       217       6.3804       6.4451       8.3804       8.4451       8.3804       8.4451
       218       6.3729       6.4373       8.3729       8.4373       8.3729       8.4373
       219       6.3626       6.4262       8.3626       8.4262       8.3626       8.4262
       220       6.3550       6.4175       8.3550       8.4175       8.3550       8.4175
       221       6.3458       6.4080       8.3458       8.4080       8.3458       8.4080
       222       6.3361       6.3967       8.3361       8.3967       8.3361       8.3967
       223       6.3280       6.3866       8.3280       8.3866       8.3280       8.3866
       224       6.3160       6.3743       8.3160       8.3743       8.3160       8.3743
       225       6.3071       6.3650       8.3071       8.3650       8.3071       8.3650
       226       6.2980       6.3544       8.2980       8.3544       8.2980       8.3544
       227       6.2857       6.3436       8.2857       8.3436       8.2857       8.3436
       228       6.2770       6.3334       8.2770       8.3334       8.2770       8.3334
       229       6.2666       6.3222       8.2666       8.3222       8.2666       8.3222
       230       6.2563       6.3115       8.2563       8.3115       8.2563       8.3115
       231       6.2448       6.2992       8.2448       8.2992       8.2448       8.2992
       232       6.2353       6.2875       8.2353       8.2875       8.2353       8.2875
       233       6.2205       6.2729       8.2205       8.2729       8.2205       8.2729
       234       6.2106       6.2619       8.2106       8.2619       8.2106       8.2619
       235       6.1997       6.2499       8.1997       8.2499       8.1997       8.2499
       236       6.1865       6.2363       8.1865       8.2363       8.1865       8.2363
       237       6.1746       6.2229       8.1746       8.2229       8.1746       8.2229
       238       6.1628       6.2094       8.1628       8.2094       8.1628       8.2094
       239       6.1494       6.1952       8.1494       8.1952       8.1494       8.1952
       240       6.1379       6.1822       8.1379       8.1822       8.1379       8.1822
       241       6.1242       6.1679       8.1242       8.1679       8.1242       8.1679
       242       6.1081       6.1521       8.1081       8.1521       8.1081       8.1521
       243       6.0948       6.1391       8.0948       8.1391       8.0948       8.1391
       244       6.0813       6.1261       8.0813       8.1261       8.0813       8.1261
       245       6.0673       6.1121       8.0673       8.1121       8.0673       8.1121
       246       6.0538       6.0978       8.0538       8.0978       8.0538       8.0978
       247       6.0391       6.0845       8.0391       8.0845       8.0391       8.0845
       248       6.0270       6.0725       8.0270       8.0725       8.0270       8.0725
       249       6.0150       6.0603       8.0150       8.0603       8.0150       8.0603
       250       6.0013       6.0475       8.0013       8.0475       8.0013       8.0475
       251       5.9887       6.0355       7.9887       8.0355       7.9887       8.0355
       252       5.9792       6.0258       7.9792       8.0258       7.9792       8.0258
       253       5.9653       6.0129       7.9653       8.0129       7.9653       8.0129
       254       5.9547       6.0026       7.9547       8.0026       7.9547       8.0026
       255       5.9443       5.9920       7.9443       7.9920       7.9443       7.9920
       256       5.9319       5.9805       7.9319       7.9805       7.9319       7.9805
       257       5.9223       5.9714       7.9223       7.9714       7.9223       7.9714
       258       5.9117       5.9602       7.9117       7.9602       7.9117       7.9602
       259       5.9011       5.9506       7.9011       7.9506       7.9011       7.9506
       260       5.8913       5.9409       7.8913       7.9409       7.8913       7.9409
       261       5.8821       5.9321       7.8821       7.9321       7.8821       7.9321
       262       5.8725       5.9230       7.8725       7.9230       7.8725       7.9230
       263       5.8622       5.9137       7.8622       7.9137       7.8622       7.9137
       264       5.8554       5.9077       7.8554       7.9077       7.8554       7.9077
       265       5.8453       5.8977       7.8453       7.8977       7.8453       7.8977
       266       5.8380       5.8908       7.8380       7.8908       7.8380       7.8908
       267       5.8297       5.8834       7.8297       7.8834       7.8297       7.8834
       268       5.8214       5.8751       7.8214       7.8751       7.8214       7.8751
       269       5.8149       5.8684       7.8149       7.8684       7.8149       7.8684
       270       5.8052       5.8592       7.8052       7.8592       7.8052       7.8592
       271       5.7997       5.8542       7.7997       7.8542       7.7997       7.8542
       272       5.7931       5.8473       7.7931       7.8473       7.7931       7.8473
       273       5.7851       5.8413       7.7851       7.8413       7.7851       7.8413
       274       5.7798       5.8354       7.7798       7.8354       7.7798       7.8354
       275       5.7725       5.8297       7.7725       7.8297       7.7725       7.8297
       276       5.7683       5.8263       7.7683       7.8263       7.7683       7.8263
       277       5.7622       5.8204       7.7622       7.8204       7.7622       7.8204
       278       5.7581       5.8161       7.7581       7.8161       7.7581       7.8161
       279       5.7507       5.8104       7.7507       7.8104       7.7507       7.8104
       280       5.7475       5.8073       7.7475       7.8073       7.7475       7.8073
       281       5.7432       5.8040       7.7432       7.8040       7.7432       7.8040
       282       5.7375       5.7985       7.7375       7.7985       7.7375       7.7985
       283       5.7345       5.7956       7.7345       7.7956       7.7345       7.7956
       284       5.7306       5.7919       7.7306       7.7919       7.7306       7.7919
       285       5.7267       5.7889       7.7267       7.7889       7.7267       7.7889
       286       5.7246       5.7862       7.7246       7.7862       7.7246       7.7862
       287       5.7194       5.7836       7.7194       7.7836       7.7194       7.7836
       288       5.7177       5.7820       7.7177       7.7820       7.7177       7.7820
       289       5.7152       5.7802       7.7152       7.7802       7.7152       7.7802
       290       5.7134       5.7794       7.7134       7.7794       7.7134       7.7794
       291       5.7110       5.7771       7.7110       7.7771       7.7110       7.7771
       292       5.7105       5.7765       7.7105       7.7765       7.7105       7.7765
       293       5.7072       5.7747       7.7072       7.7747       7.7072       7.7747
       294       5.7065       5.7737       7.7065       7.7737       7.7065       7.7737
       295       5.7064       5.7738       7.7064       7.7738       7.7064       7.7738
       296       5.7044       5.7727       7.7044       7.7727       7.7044       7.7727
       297       5.7048       5.7700       7.7048       7.7700       7.7048       7.7700
       298       5.7047       5.7653       7.7047       7.7653       7.7047       7.7653
       299       5.7034       5.7594       7.7034       7.7594       7.7034       7.7594
       300       5.7050       5.7530       7.7050       7.7530       7.7050       7.7530
       301       5.7002       5.7433       7.7002       7.7433       7.7002       7.7433
       302       5.6884       5.7326       7.6884       7.7326       7.6884       7.7326
       303       5.6790       5.7237       7.6790       7.7237       7.6790       7.7237
       304       5.6699       5.7154       7.6699       7.7154       7.6699       7.7154
       305       5.6593       5.7050       7.6593       7.7050       7.6593       7.7050
       306       5.6502       5.6958       7.6502       7.6958       7.6502       7.6958
       307       5.6417       5.6877       7.6417       7.6877       7.6417       7.6877
       308       5.6325       5.6794       7.6325       7.6794       7.6325       7.6794
       309       5.6252       5.6717       7.6252       7.6717       7.6252       7.6717
       310       5.6152       5.6625       7.6152       7.6625       7.6152       7.6625
       311       5.6074       5.6562       7.6074       7.6562       7.6074       7.6562
       312       5.6014       5.6508       7.6014       7.6508       7.6014       7.6508
       313       5.5940       5.6443       7.5940       7.6443       7.5940       7.6443
       314       5.5866       5.6371       7.5866       7.6371       7.5866       7.6371
       315       5.5800       5.6310       7.5800       7.6310       7.5800       7.6310
       316       5.5740       5.6260       7.5740       7.6260       7.5740       7.6260
       317       5.5677       5.6200       7.5677       7.6200       7.5677       7.6200
       318       5.5621       5.6136       7.5621       7.6136       7.5621       7.6136
       319       5.5553       5.6088       7.5553       7.6088       7.5553       7.6088
       320       5.5506       5.6040       7.5506       7.6040       7.5506       7.6040
       321       5.5464       5.6000       7.5464       7.6000       7.5464       7.6000
       322       5.5408       5.5957       7.5408       7.5957       7.5408       7.5957
       323       5.5357       5.5916       7.5357       7.5916       7.5357       7.5916
       324       5.5337       5.5895       7.5337       7.5895       7.5337       7.5895
       325       5.5278       5.5853       7.5278       7.5853       7.5278       7.5853
       326       5.5256       5.5834       7.5256       7.5834       7.5256       7.5834
       327       5.5226       5.5803       7.5226       7.5803       7.5226       7.5803
       328       5.5183       5.5775       7.5183       7.5775       7.5183       7.5775
       329       5.5165       5.5764       7.5165       7.5764       7.5165       7.5764
       330       5.5141       5.5738       7.5141       7.5738       7.5141       7.5738
       331       5.5115       5.5723       7.5115       7.5723       7.5115       7.5723
       332       5.5097       5.5711       7.5097       7.5711       7.5097       7.5711
       333       5.5085       5.5715       7.5085       7.5715       7.5085       7.5715
       334       5.5072       5.5697       7.5072       7.5697       7.5072       7.5697
       335       5.5054       5.5694       7.5054       7.5694       7.5054       7.5694
       336       5.5056       5.5707       7.5056       7.5707       7.5056       7.5707
       337       5.5047       5.5701       7.5047       7.5701       7.5047       7.5701
       338       5.5058       5.5712       7.5058       7.5712       7.5058       7.5712
       339       5.5039       5.5712       7.5039       7.5712       7.5039       7.5712
       340       5.5056       5.5732       7.5056       7.5732       7.5056       7.5732
       341       5.5067       5.5756       7.5067       7.5756       7.5067       7.5756
       342       5.5065       5.5756       7.5065       7.5756       7.5065       7.5756
       343       5.5086       5.5776       7.5086       7.5776       7.5086       7.5776
       344       5.5102       5.5795       7.5102       7.5795       7.5102       7.5795
       345       5.5117       5.5827       7.5117       7.5827       7.5117       7.5827
       346       5.5152       5.5851       7.5152       7.5851       7.5152       7.5851
       347       5.5155       5.5876       7.5155       7.5876       7.5155       7.5876
       348       5.5185       5.5923       7.5185       7.5923       7.5185       7.5923
       349       5.5218       5.5964       7.5218       7.5964       7.5218       7.5964
       350       5.5260       5.6019       7.5260       7.6019       7.5260       7.6019
       351       5.5283       5.6045       7.5283       7.6045       7.5283       7.6045
       352       5.5329       5.6100       7.5329       7.6100       7.5329       7.6100
       353       5.5371       5.6156       7.5371       7.6156       7.5371       7.6156
       354       5.5411       5.6194       7.5411       7.6194       7.5411       7.6194
       355       5.5473       5.6248       7.5473       7.6248       7.5473       7.6248
       356       5.5502       5.6293       7.5502       7.6293       7.5502       7.6293
       357       5.5566       5.6358       7.5566       7.6358       7.5566       7.6358
       358       5.5628       5.6404       7.5628       7.6404       7.5628       7.6404
       359       5.5668       5.6457       7.5668       7.6457       7.5668       7.6457
       360       5.5735       5.6500       7.5735       7.6500       7.5735       7.6500
       361       5.5784       5.6535       7.5784       7.6535       7.5784       7.6535


      1 Please use the following prepay ramps for their matching prepay penalty 2 Use deal pricing speeds for non-prepay penalties
      3 LOANS LIQUIDATED 6 MONTHS AFTER DEFAULT (LAG)
      4 DELINQUINCY TRIGGERS ARE HIT
      5 BOND IS NOT CALLED

      6 CDR CURVE AS FOLLOWS

        MONTH   % DEFAULT
         0-6        0         <=not including first month shown, ie 6-12
         6-12       2         is really 7 to 12.
         12-24      3
         24-36      5
         36-48      7
         48-60      5
         60+        3

      7  SEVERITY     WITH MI     35
                      NO MI       50


INTEREST RATE SCENARIO

      1  FORWARD LIBOR
      2 FORWARD LIBOR FOR 5 MONTHS THEN FORWARD LIBOR INCREASES 200BP 3 FORWARD LIBOR +200

DEFALUT SCENARIOS

      A  100% OF CDR RAMP
      B  150% OF CDR RAMP
      C  75% OF CDR RAMP

PREPAY SCENARIOS
      I  100% PREPAY CURVES
     II  125% OF PREPAY CURVES
    III  75% OF PREPAY CURVES

HBK Run - GSAMP 2004-HE1 (B-3 Stress)

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lag
To Maturity
Collateral losses shown to Maturity
Price of 92.11962

         -----------------------------------------------------------------------------------------------------------------------
                                                                                 % of CDR Curve
         % of Prepay Curve                          ----------------------------------------------------------------------------
                (CPR)                                          75                      100                       150
         -----------------------------------------------------------------------------------------------------------------------
                           75 Yield                                  12.5844                  11.2608                   -35.108
                              ----------------------
                              DM                                      569.76                   435.51                   -4289.8
                              ----------------------
                              WAL                                      12.21                    12.69                         4
                              ----------------------
                              Mod Durn                                  6.69                     7.11                       3.5
                              ----------------------
                              Principal Window                 Aug15 - Jul17            Feb16 - Jan18                   NA - NA
                              ----------------------
                              Principal Writedown                0.00 (0.00%)             0.00 (0.00%)    6,377,000.00 (100.00%)
                              ----------------------
                              Collateral Loss           20,412,311.99 (3.84%)    26,518,496.68 (4.99%)     37,829,601.92 (7.12%)
         -----------------------------------------------------------------------------------------------------------------------
                          100 Yield                                  12.0212                  10.7198                  -30.1084
                              ----------------------
                              DM                                      540.89                   399.79                  -3728.44
                              ----------------------
                              WAL                                       8.74                     10.5                       4.3
                              ----------------------
                              Mod Durn                                  5.93                     6.55                      3.72
                              ----------------------
                              Principal Window                 Jun12 - Nov13            Aug13 - May16                   NA - NA
                              ----------------------
                              Principal Writedown                0.00 (0.00%)             0.00 (0.00%)    6,377,000.00 (100.00%)
                              ----------------------
                              Collateral Loss           13,874,824.69 (2.61%)    18,156,737.26 (3.42%)     26,262,514.61 (4.94%)
         -----------------------------------------------------------------------------------------------------------------------
                          125 Yield                                   10.348                   10.229                   -0.2571
                              ----------------------
                              DM                                      413.23                   385.78                   -691.28
                              ----------------------
                              WAL                                       6.76                     7.64                       7.1
                              ----------------------
                              Mod Durn                                  4.99                     5.47                      7.45
                              ----------------------
                              Principal Window                 Jun10 - Sep11            Jan11 - Feb13             Apr14 - Mar34
                              ----------------------
                              Principal Writedown                0.00 (0.00%)             0.00 (0.00%)     4,480,027.06 (70.25%)
                              ----------------------
                              Collateral Loss            9,655,532.50 (1.82%)    12,704,372.49 (2.39%)     18,570,417.44 (3.49%)
         -----------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.
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          soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from
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          effective registration statement previously filed with the SEC under
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          material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior
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

HBK Run - GSAMP 2004-HE1 (B-3 Stress)

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lag
To Maturity
Collateral losses shown to Maturity
Price of 92.11962

         -----------------------------------------------------------------------------------------------------------------------
                                                                                  % of CDR Curve
         % of Prepay Curve                          ----------------------------------------------------------------------------
                (CPR)                                          75                      100                       150
         -----------------------------------------------------------------------------------------------------------------------
                           75 Yield                                  12.7146                  11.3838                  -34.8259
                              ----------------------
                              DM                                      570.75                   436.47                  -4284.75
                              ----------------------
                              WAL                                      12.21                    12.69                         4
                              ----------------------
                              Mod Durn                                  6.61                     7.02                      3.46
                              ----------------------
                              Principal Window                 Aug15 - Jul17            Feb16 - Jan18                   NA - NA
                              ----------------------
                              Principal Writedown                0.00 (0.00%)             0.00 (0.00%)    6,377,000.00 (100.00%)
                              ----------------------
                              Collateral Loss           20,412,311.99 (3.84%)    26,518,496.68 (4.99%)     37,829,601.92 (7.12%)
         -----------------------------------------------------------------------------------------------------------------------
                          100 Yield                                  12.1682                  10.8534                  -29.8469
                              ----------------------
                              DM                                         542                   400.84                  -3724.13
                              ----------------------
                              WAL                                       8.74                     10.5                       4.3
                              ----------------------
                              Mod Durn                                  5.87                     6.47                      3.68
                              ----------------------
                              Principal Window                 Jun12 - Nov13            Aug13 - May16                   NA - NA
                              ----------------------
                              Principal Writedown                0.00 (0.00%)             0.00 (0.00%)    6,377,000.00 (100.00%)
                              ----------------------
                              Collateral Loss           13,874,824.69 (2.61%)    18,156,737.26 (3.42%)     26,262,514.61 (4.94%)
         -----------------------------------------------------------------------------------------------------------------------
                          125 Yield                                  10.5233                  10.3892                   -0.1364
                              ----------------------
                              DM                                      414.59                   387.03                   -690.07
                              ----------------------
                              WAL                                       6.76                     7.64                       7.1
                              ----------------------
                              Mod Durn                                  4.94                     5.41                      7.35
                              ----------------------
                              Principal Window                 Jun10 - Sep11            Jan11 - Feb13             Apr14 - Mar34
                              ----------------------
                              Principal Writedown                0.00 (0.00%)             0.00 (0.00%)     4,480,027.06 (70.25%)
                              ----------------------
                              Collateral Loss            9,655,532.50 (1.82%)    12,704,372.49 (2.39%)     18,570,417.44 (3.49%)
         -----------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

HBK Run - GSAMP 2004-HE1 (B-3 Stress)

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lag
To Maturity
Collateral losses shown to Maturity
Price of 92.11962

         ---------------------------------------------------------------------------------------------------------------------------
                                                                                       % of CDR Curve
         % of Prepay Curve                               ---------------------------------------------------------------------------
                 (CPR)                                              75                      100                      150
         ---------------------------------------------------------------------------------------------------------------------------
                             75 Yield                                     10.6637                  10.6538                  10.3142
                                -------------------------
                                DM                                         566.11                   567.99                   530.44
                                -------------------------
                                WAL                                         12.19                    11.81                    12.42
                                -------------------------
                                Mod Durn                                     7.32                      7.2                     7.42
                                -------------------------
                                Principal Window                    Aug15 - Jul17            Apr15 - Feb17            Sep15 - Dec17
                                -------------------------
                                Principal Writedown                   0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
                                -------------------------
                                Collateral Loss              20,398,414.55 (3.84%)    26,501,456.87 (4.99%)    37,807,968.52 (7.11%)
         ---------------------------------------------------------------------------------------------------------------------------
                            100 Yield                                     10.6937                  10.6931                  10.0679
                                -------------------------
                                DM                                         601.84                   603.76                   529.51
                                -------------------------
                                WAL                                          8.73                      8.5                     9.77
                                -------------------------
                                Mod Durn                                        6                     5.93                     6.48
                                -------------------------
                                Principal Window                    May12 - Oct13            Feb12 - Aug13            Dec12 - Jun15
                                -------------------------
                                Principal Writedown                   0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
                                -------------------------
                                Collateral Loss              13,870,530.83 (2.61%)    18,151,405.96 (3.42%)    26,255,580.97 (4.94%)
         ---------------------------------------------------------------------------------------------------------------------------
                            125 Yield                                     10.7686                  10.1755                   9.7055
                                -------------------------
                                DM                                         643.35                   585.15                    526.4
                                -------------------------
                                WAL                                          6.39                     6.44                     7.23
                                -------------------------
                                Mod Durn                                     4.88                     4.93                     5.36
                                -------------------------
                                Principal Window                    Feb10 - May11            Mar10 - May11            Sep10 - Aug12
                                -------------------------
                                Principal Writedown                   0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
                                -------------------------
                                Collateral Loss               9,654,432.55 (1.82%)    12,702,994.67 (2.39%)    18,568,594.57 (3.49%)
         ---------------------------------------------------------------------------------------------------------------------------

          No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.